Amounts Recognized Within Assets and Liabilities Based on Right of Offset (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012
Derivative [Line Items]
Gross Amounts	$ 17,661	$ 32,989
Gross Amounts Offset	(3,048)	(3,711)
Total Net Amounts	14,613	29,278
Gross Amounts Not Offset		(11,685)
Net Amounts	14,613	17,593
Gross Amounts	23,409	39,486
Gross Amounts Offset	(1,065)	(2,538)
Total Net Amounts	22,344	36,948
Gross Amounts Not Offset	(21,887)	(36,710)
Net Amounts	$ 457	$ 238